Exhibit 99.1

China Integrated Energy Announces the Retention of Shearman & Sterling LLP in connection with the Independent Third Party Investigation

XI'AN, China, May 13, 2011 /PRNewswire-Asia-FirstCall/ -- China Integrated Energy, Inc. (Nasdaq: CBEH), a leading non-state-owned integrated energy company in the People's Republic of China, today announced that the Audit Committee of the Company's Board of Directors has retained the law firm Shearman & Sterling LLP (http://www.shearman.com) who will act as special counsel to the Company's Audit Committee with regard to the Audit Committee's independent investigation into various issues raised by certain individuals. Shearman & Sterling replaces Pillsbury Winthrop Shaw Pittman LLP, who resigned as special counsel to the Company's Audit Committee on April 21, 2011.

Mr. Steven Markscheid, an independent Director and Audit Committee Chair, said, "The Audit Committee intends to conduct a thorough and independent investigation with respect to the significant issues raised by certain individuals.  The Audit Committee will authorize Shearman & Sterling, as special counsel to the Audit Committee, to engage any additional independent advisors as deemed necessary and the Committee will work to conclude the investigation in an efficient and timely manner."

About China Integrated Energy, Inc.

China Integrated Energy, Inc. is a leading non-state-owned integrated energy company in China engaged in three business segments: the production and sale of biodiesel, the wholesale distribution of finished oil and heavy oil products, and the operation of thirteen retail gas stations. The Company operates at 200,000-ton biodiesel production capacity with two plants located in Tongchuan City, Shaanxi Province and one plant in Chongqing City, China. The Company utilizes a distribution network covering 16 provinces and municipalities, established over the past 11 years, to distribute both heavy oil and finished oil, including gasoline, petro-diesel and biodiesel. For additional information on the Company please visit http://www.chinaintegratedenergy.com.

An online investor kit including a company presentation, press releases, current price quotes, stock charts and other valuable information for investors is available at http://www.chinaintegratedenergy.com. To subscribe to future releases via e-mail alert, visit http://www.chinaintegratedenergy.com/alerts

Safe Harbor Statement

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. For example, statements about the future use of the proceeds are forward looking and subject to risks. China Integrated Energy, Inc. may also make written or oral forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission on forms 10-K, 10-Q and 8-K, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, risks outlined in the Company's filings with the U.S. Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

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For more information, please contact:

China Integrated Energy, Inc.
Roger Zheng
Investor Relations
Tel:      +86-29-83204383
Email:  zx@cbeh.net.cn
Web:    http://www.chinaintegrated.com

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